EXHIBIT 10.8

                                    L E A S E

         THIS LEASE ("LEASE") made as of the 1st day of January, 2001, by and between Sherman International Corporation, of 367 Mansfield Avenue, Pittsburgh, Pennsylvania 15220 (hereinafter referred to as "Landlord")

                         A
                                  N
                                           D


Eonnet Technologies, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania having an address of 367 Mansfield Avenue, Pittsburgh, Pennsylvania 15220 (hereinafter referred to as "Tenant")

                              W I T N E S S E T H:

It is mutually agreed between Landlord and Tenant as follows:

1. PREMISES: Landlord hereby leases to Tenant and Tenant hereby rents from Landlord, in an "As Is" condition, that certain office space occupying all of the second floor and half of the basement floor of the premises at 367 Mansfield Avenue, Pittsburgh, Pennsylvania 15220 comprised of 2500 square feet of usable space, more or less.

2. TERM: The term of this Lease shall be for a period of five (5) years, commencing upon the 1st day of January, 2001 and terminating on the 31st day of December, 2006.

3. RENT: Tenant covenants and agrees to pay to Landlord at its address above or at such other address as specified by Landlord during the term of this Lease, as rent for the demised premises, the sum of TWO HUNDRED TEN THOUSAND ($210,000.00) DOLLARS, payable in advance, without prior demand therefor and without deduction or set-off, in monthly rental installments as follows:

                           (a) THREE THOUSAND FIVE HUNDRED ($3,500.00) DOLLARS on the 1st day of January, as monthly rent for said month and a like and equal sum of THREE THOUSAND FIVE HUNDRED ($3,500.00) DOLLARS on the 1st day of each and every month thereafter during the term of this Lease to and including December 1, 2006.

         Notwithstanding the foregoing, the rent for the first month of the term shall be due and payable upon execution of this Lease. If any installment of rent is not paid within on or before the tenth (10th) day of the month, a monthly late charge of five (5%) percent of the amount of that installment of rent shall be due and payable by Tenant as additional rent for each and every month that said installment of rent is delinquent.

4. OPTIONS TO RENEW: Tenant shall have one (1) option to extend the term of this Lease for a period of five (5) years commencing at the expiration of the original term of this Lease on all of the terms and conditions of the original term of this Lease, except for the monthly rent and this option to renew, provided Tenant gives written notice of Tenant's exercise of this option no less than three (3) months prior to the expiration of the original term of this Lease. In the event Tenant is in default of any of the terms and conditions of the Lease on the date Tenant gives notice of its exercise of the option or on the date the option period is to begin, Landlord shall have the right to declare Tenant's exercise of the option to be void and of no legal effect.

         The monthly rent during the option period shall be negotiated during the exercise period aforesaid. If a satisfactory rental rate can not be agreed upon, Tenant may retract its exercise of the option and the lease shall terminate as of the end of the original term.

5. ADDITIONAL RENTAL: Tenant shall pay, as additional rent, fifty percent (50%) of all real estate taxes and assessments levied or imposed upon the building in which the demised premises is located and the land on which it is situate. The term "real estate taxes" shall include any tax imposed upon or levied against real estate or upon owners of real estate as such, rather than on persons generally, rents or occupancy, in lieu of, or in addition to any present real estate taxes or assessments. Landlord shall mail the real estate tax bills to Tenant and Tenant shall pay said bills within thirty (30) days of receipt.

6. REPAIRS AND MAINTENANCE BY TENANT: Upon commencement of the Term of this Lease, Tenant shall maintain the demised premises and the building, improvements, equipment and personal property thereon in good order, condition and repair, and shall make all repairs and replacements of any kind and nature to the demised premises, the building, improvements, equipment and personal property thereon. Landlord shall not have any responsibility to repair, replace, or maintain the demised premises, or the building, improvements, equipment and personal property thereon.

7. TRIPLE NET LEASE: This is a "triple net" lease and Landlord shall be required to provide and Tenant shall pay 50% of any services including, but not limited to, repairs and maintenance, and do any act in connection with the demised premises except as specifically provided herein, and the rent, additional rent, and other charges reserved hereunder shall be paid to Landlord without any claim on the part of Tenant for diminution or abatement, except as specifically provided herein, and the fact that Tenant's use and occupancy of the demised premises may be disturbed or prevented from any cause whatsoever shall not in any way suspend, abate, or reduce the rental to be paid hereunder except as otherwise specifically provided in this Lease.

8. ALTERATIONS: Tenant shall not make any alterations, additions or improvements to the demised premises without the prior written consent of Landlord.

9. FIRE OR OTHER CASUALTY: If the building herein of which the demised premises is a part is so damaged by fire, or other casualty that the demised premises is rendered totally unfit for business occupancy, then this Lease and the liability of the parties thereunder, except for previously accrued obligations, shall cease and terminate from the date of such fire or other casualty. In the event that said building is partially damaged by fire or other casualty, Landlord shall have the option either to terminate this Lease or to enter and repair the demised premises. Landlord shall advise Tenant of its choice of either option by written notice given within sixty (60) days of the happening of such fire or other casualty. In the event Tenant elects not to restore or repair the demised premises, all rights and obligations of the Landlord and Tenant hereunder shall cease and terminate as of the date of such fire or other casualty and prepaid or unpaid rent shall be immediately adjusted as of such date. In the event Landlord elects to and does restore or repair the demised premises, then and in such event, Tenant shall resume occupancy of the demised premises immediately upon the substantial restoration or repair thereof, and the within Lease, and all its terms, conditions, covenants and provisions shall continue from the date that the demised premises is substantially restored or repaired for a term equal to the entire unexpired term of this Lease remaining at the time of the occurrence of such fire or other casualty. During the period of any repairs, the rent shall be equitably prorated to the extent that Tenant shall be deprived of the use and occupancy of the demised premises resulting exclusively from said fire or other casualty.

10.     INDEMNITY AND INSURANCE BY TENANT:

        A. Tenant covenants and agrees that it will protect and save and keep Landlord forever free and harmless and indemnified against and from any penalty or damage or charges imposed for any violation of any law or ordinance, whether occasioned by the neglect or intentional act of Tenant or those holding under Tenant; and that Tenant will at all times protect, indemnify and save and keep Landlord free and harmless and indemnified against and from all claims, loss, cost, damage and expense arising out of or from any accident or other occurrence on or about the demised premises other than the roof or exterior or other portions of the building for which Landlord is responsible under the terms of this Lease, causing injury to any person or property whomsoever or whatsoever, and will procure and continue in force insurance for said purpose; and will protect, indemnify, save and keep Landlord free and harmless and indemnified against and from any and all claims on account of any and all losses, costs, damages or expenses arising out of any failure of Tenant in any respect to comply with and perform all the terms, conditions, covenants and provisions in the within Lease to be performed by Tenant.

        B. Tenant agrees that, at its own cost and expense, it will procure and continue in force, throughout the entire term of this Lease, general liability insurance covering any and all claims for injuries to persons and any and all claims for damage to property in, on, or about the demised premises.

         Such insurance, referred to in the preceding two paragraphs, shall at all times be not less than FIVE HUNDRED THOUSAND ($500,000.00) DOLLARS for injury to any one person, not less than ONE MILLION ($1,000,000.00) DOLLARS for injuries to more than one person in one accident, and not less than TWO HUNDRED FIFTY THOUSAND ($250,000.00) DOLLARS for damage to property with a deductible amount thereunder not to exceed TWO THOUSAND FIVE HUNDRED ($2,500.00) DOLLARS.

        C. Tenant further agrees that, at its own cost and expense, it will procure and continue in force, throughout the entire term of this Lease, fire and extended coverage, vandalism, malicious mischief and extended coverage insurance to the extent of the replacement value of the demised premises and the buildings and improvements thereon, including those improvements furnished by Tenant.

        D. All of such insurance shall be written with a reputable company or companies authorized to engage in the business of general liability insurance in the Commonwealth of Pennsylvania. All of the policies of insurance issued by said companies shall name the Landlord as an additional insured and the liability policy shall bear an endorsement holding and saving Landlord free and harmless and indemnified against any and all claims whatsoever arising out of injury to or death of any person or damage to any property resulting from the use and occupancy of the demised premises. Tenant shall furnish Landlord, at least fifteen (15) days prior to the commencement of the term of this Lease, and thereafter, at least fifteen (15) days prior to the expiration of any policy, with customary insurance certificates evidencing all of such insurance, which shall provide that Landlord shall receive at least fifteen (15) days prior notice in writing of the cancellation of any such insurance policy. In the event Tenant fails to furnish such certificates, Landlord may, but shall not be required to, obtain such insurance and the premiums on such insurance shall be deemed additional rental to be paid by Tenant to Landlord upon demand.

11. PROPERTY IN DEMISED PREMISES: All personal property of every kind or description that may at any time be in or on the demised premises shall be at Tenant's sole risk or at the risk of others claiming under the Tenant and the Landlord shall not be liable for any damage to said property or loss suffered by the business or occupation of Tenant caused in any matter whatsoever.

         At the expiration of the term herein provided or any renewals thereof, the Tenant may remove all the trade fixtures which can be removed without injury to or defacement of said premises, providing all the terms and conditions of this Lease have been fully performed by Tenant and rents hereinbefore stipulated are paid in full and all damage to said premises caused by the removal of said trade fixtures is repaired. Notwithstanding the foregoing, all alterations, leasehold improvements, and additions to the demised premises, all chattels affixed by Tenant to the demised premises, all carpeting, and all air conditioning, heating, lighting and plumbing equipment and fixtures installed by Tenant at the demised premises shall, unless Landlord gives Tenant notice to remove the same within thirty (30) days of the end of the term of this Lease, remain upon the demised premises at the end of the term of the Lease and shall become the property of Landlord.

12. UTILITIES: Tenant shall make all arrangements for and pay for fifty (50%) percent of all utilities and services furnished to or used by it excluding telephone services, but including gas, electricity, water, sewage, trash collection and for all connection charges. In the event Landlord provides said services to Tenant, Tenant shall pay Landlord fifty (50%) percent for the cost of said services, within thirty (30) days of billing.

13. ASSIGNMENT AND SUBLETTING: References elsewhere herein to assignees or sublessees notwithstanding, Tenant covenants and agrees not to assign this Lease nor to sublet the whole or any part of the demised premises nor to permit any other person to occupy the whole or any part of the demised premises without first obtaining the written consent of Landlord. Any attempted assignment or subletting by Tenant without Landlord's prior written consent shall be void and shall constitute a default under this Lease. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the terms, conditions, covenants and provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the demised premises or any part thereof.

         If this Lease is assigned or if the whole or any part of the demised premises be sublet, Tenant shall nevertheless remain fully liable for the performance of all obligations under this Lease to be performed by Tenant and Tenant shall not be released therefrom in any manner. Any rent or additional rent received by Tenant from any assignee or subtenant of Tenant in excess of the rent or additional rent due and payable under this Lease shall belong to Landlord, and Tenant shall pay said sums to Landlord contemporaneously with the other payments due under this Lease. Any consent of Landlord to an assignment or subletting shall not be deemed to waive the obligation to obtain Landlord's written consent to any further assignment or subletting.

14. CONDEMNATION: If the whole of the demised premises shall be taken by any government or public authority under the power of eminent domain, or conveyed in lieu thereof, then the term of this Lease shall cease from the day possession of the demised premises shall be taken and the rent shall be paid up to that day. In the event that less than the whole of the demised premises shall be taken, Landlord shall have the option, to be exercised within thirty (30) days of the date that possession of the part of the demised premises is taken, to terminate this Lease, and the rent shall be paid up to the date of termination.

         In the event Landlord does not exercise said option, then this Lease shall continue in full force and effect, except that the rent shall be reduced to an amount bearing the same proportion to the rent before such taking or condemnation as the floor area after such taking or condemnation bears to the first floor area of the demised premises before such taking or condemnation.

         The entire compensation award, both fee and leasehold, shall belong to the Landlord without any deductions therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord all its right, title and interest to any such award. Tenant shall, however, be entitled to such award as may be allowed for fixtures and other equipment installed by it, and any other compensation allowed under the laws of the Commonwealth of Pennsylvania, but only if such award or other compensation shall be in addition to the award for the land and building containing the demised premises.

15. USE: Tenant shall occupy and use the demised premises only for lawful business purposes, and for no other purpose whatsoever during the entire term of this Lease, and shall, at its sole cost and expense, comply with and cause the demised premises to comply with all federal, state, county, municipal, and other government statutes, laws, rules, orders, regulations and ordinances affecting the demised premises or any part thereof, or the use thereof.

16. SUBORDINATION: Tenant agrees that this Lease shall be subordinated to any mortgage now or hereafter placed upon the demised premises, to any and all advances to be made thereunder, and to all renewals, replacements and extensions thereof; provided, however, that the holder of any such mortgage ("Mortgagee") shall enter into a written agreement with Tenant to the effect that (a) in the event of foreclosure or other action taken under the mortgage by Mortgagee, this Lease and the rights of Tenant hereunder shall not be disturbed so long as Tenant shall not be in material default hereunder beyond any time permitted to cure, but shall continue in full force and effect; and (b) such Mortgagee shall permit insurance proceeds to be used for any restoration or repair required by the provisions of this Lease. Tenant agrees that immediately upon the request of Landlord in writing, it will, without charge therefor, execute an instrument or instruments to confirm the subordination of this Lease and the lien hereof to the lien of any present or future mortgage, and hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver such instrument or instruments for and in the name of Tenant, in the event Tenant shall fail to execute such instrument or instruments within ten (10) days after written notice to do so. In the event of any mortgagee electing to have the Lease be prior in lien to its mortgage, then, upon such mortgagee notifying Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage, whether this Lease is dated prior to or subsequent to the date of said mortgage. In the event any person or entity shall succeed to all or part of Landlord's interest in the demised premises, whether by purchase or foreclosure, or otherwise and if so requested or required by such successor in interest, Tenant shall attorn to such successor in interest and shall execute such agreement in confirmation of such attornment as such successor in interest shall reasonably request. If on the date of this Lease there is in existence a mortgage on the demised premises other than the mortgage held by the SBA, Landlord agrees to obtain from such mortgagee a written agreement that this Lease and the rights of Tenant hereunder shall not be disturbed so long as Tenant shall not be in material default hereunder beyond any time permitted to cure.

17. ESTOPPEL CERTIFICATE: At any time, and from time to time, upon the written request of Landlord or any mortgagee, Tenant within ten (10) days of the date of such written request, agrees to execute and deliver to Landlord and/or such mortgagee, without charge and in a form satisfactory to Landlord and/or such mortgagee, a written statement: (i) ratifying this Lease; (ii) confirming the commencement date and expiration date of the term of this Lease; (iii) certifying that Tenant is in occupancy of the demised premises, and that this Lease is in full force and effect and has not been modified, assigned, supplemented or amended, except by such writings as shall be stated; (iv) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed, except as shall be stated; (v) certifying that Landlord is not in default under this Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating the defaults and/or defenses claimed by Tenant; (vi) reciting the amount of advance rental, if any, paid by Tenant and the date to which rental has been paid; (vii) reciting the amount of security deposited with Landlord, if any; and (viii) any other information which Landlord or the mortgagee shall require.

18. WAIVER: The Tenant expressly waives to the Landlord the benefit of Act No. 20, approved April 6, 1951, entitled "The Landlord and Tenant Act of 1951" requiring notice to vacate the premises at the end of the term or any subsequent term for which this Lease may be renewed and covenants and agrees to give up quiet and peaceable possession, without further notice from Landlord.

19. MECHANIC'S LIEN: Any mechanic's lien filed against the demised premises or the building in which the demised premises is a part for work claimed to have been done or for materials claimed to have been furnished to Tenant shall be discharged by Tenant within thirty (30) days after the filing of any mechanic's lien. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy which Landlord may have, Landlord may, but shall not be obligated to, discharge said lien either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding procedures, and any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, plus interest, shall constitute additional rental payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand. Nothing contained in or contemplated by this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord for the performance of any work or the furnishing of any materials for which any lien could be filed against the demised premises or the building of which it is a part or the land on which it is situate, nor as giving Tenant any right, power or authority to contract for or permit the performance of any work or the furnishing of any materials for which any lien could be filed against the demised premises, or the building of which it is a part or the land on which it is situate.

20. ACCESS TO DEMISED PREMISES: Tenant agrees to permit Landlord to inspect or examine the demised premises during working hours and to permit Landlord to enter the demised premises during working hours to make any repairs, alterations, improvements or additions in and to the demised premises that Landlord may deem desirable or necessary or that Tenant has failed to do although required to do under the terms, conditions, covenants and provisions of this Lease.

         Such entrance into the demised premises by Landlord shall not be construed as an eviction of Tenant from the demised premises in whole or in part, and the rent, additional rent and any other payments provided in the within Lease to be made by Tenant shall in no way abate while such repairs, alterations, improvements or additions are being made by reason of any claim by Tenant on account of loss or interruption of business. Any repairs that are being made shall be done in a manner so as to be the least disruptive as possible under the circumstances to the operation of Tenant's business.

         Provided that Tenant does not exercise its option to renew as hereinabove set forth, Landlord shall have the right to enter upon the demised premises for a period commencing ninety (90) days prior to the termination of this Lease for the purpose of exhibiting the same to prospective tenants or purchasers. During said period, Landlord may place signs in, on, or about said demised premises to indicate that same are for rent or sale, which signs shall not be removed, obliterated or hidden by Tenant.

21. SURRENDER AND REMOVAL: Tenant covenants and agrees to deliver and surrender to Landlord possession of the demised premises upon the expiration of the term of this Lease, broom clean and in as good condition and repair as the same shall be at the commencement of the term of this Lease or may have been put by Landlord or Tenant during the continuance thereof, ordinary wear and tear and damage by fire or the elements excepted.

22. WAIVER OF SUBROGATION: Landlord and Tenant release each other from any liability on account of loss, damage, cost or expense resulting from fire or other insurable casualty and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof, but only to the extent of the insurance proceeds received, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate any insurance coverage.

23. HOLD OVER: If Tenant occupies the demised premises after the end of the term hereof with the permission of the Landlord, this Lease and all its terms, conditions and provisions shall be in force for another month and so on from month to month, unless either party gives notice to the other party at least thirty (30) days prior to the end of any such month not to continue the within Lease beyond the end of any such month, in which event Tenant covenants and agrees to vacate the demised premises on or before the end of any such month. If Tenant remains in the demised premises after the end of the term hereof without the permission of the Landlord or after the effective date of a notice to vacate from Landlord as set forth above, Landlord may treat Tenant as a trespasser and Tenant agrees to pay to Landlord monthly rent in an amount equal to twice the highest monthly rent due hereunder until such time as Tenant vacates the demised premises.

24. SECURITY DEPOSIT: Upon the execution of this Lease by Tenant, Tenant shall deposit with Landlord the sum of ONE THOUSAND FIVE HUNDRED ($1,500.00) DOLLARS, to guarantee the return of the demised premises to Landlord upon the termination of this Lease in as good condition as when received by Tenant, reasonable wear and tear and damage by fire or other casualty excepted, and to indemnify Landlord against loss or damage caused by Tenant's occupancy of the demised premises and any other indebtedness due from Tenant. In the event Landlord applies the Security Deposit, in whole or in part, against any obliga-tions due from Tenant to Landlord, Tenant shall, upon demand by landlord, deposit sufficient funds with Landlord to maintain the Security deposit in the initial mount. At the termination of this Lease or any renewal thereof, the Security Deposit will be returned to Tenant, without interest, within thirty
(30) days following the vacation of the demised premises, or within thirty (30) days after Tenant provides Landlord with his new address in writing, whichever comes later, after deducting any amount needed to cover damages to the demised premises, replacement of keys, unpaid obligations to Landlord, cleaning and restoring the demised premises and any other amount due Landlord. It is understood that the Security Deposit is not to be considered as payment toward any rental installment due under this Lease and it shall not be so applied without the written approval of Landlord.

25. BREACHES AND REMEDIES: Any one or more of the following shall constitute an "Event of Default" under this Lease:

                           (a) failure by Tenant to pay any installment of rent, additional rent or of any sum provided for under this Lease as the same becomes due and payable;

                           (b) failure by Tenant to perform or observe any other covenant or condition contained in this Lease, which failure shall continue after twenty (20) days written notice thereof from Landlord to Tenant;

                           (c) any removal or attempted removal, or the expression or declaration of an intention to remove, without the prior written consent of the Landlord, any of Tenant's equipment, appliances, goods or personal property from the demised premises for any reason other than in the normal and usual operation of Tenant's business within the demised premises;

                           (d) abandonment of the demised premises or the expression of an intention to do so;

                           (e) issuance of an execution against Tenant which is not stayed by payment or otherwise within five (5) days from the date of issuance of said execution;

                           (f) institution of bankruptcy proceedings by Tenant, or institution of bankruptcy proceedings against Tenant which are not withdrawn or dismissed within twenty (20) days after the institution of said proceedings;

                           (g) an assignment by Tenant for the benefit of creditors, or appointment of a receiver for Tenant by legal proceedings or otherwise.

         In the event that Tenant commits an Event of Default, the entire rent for the balance of the said term shall, at Landlords option, become due and payable as if by the terms of this Lease it were all payable in advance. In such event, Landlord may also serve upon Tenant a written notice that the term of this Lease has terminated and, in such event, Tenant shall have no right to avoid the termination by payment of any sum due or by the performance of any covenant or condition broken. Upon termination, Tenant shall surrender the demised premises to Landlord. Notwithstanding any statute, rule of law, or decision of any court to the contrary, Tenant shall remain liable, even after termination of the Lease, for rent, additional rent and/or accelerated rent due under this Lease, and for all damages caused by Tenant's breach or breaches of the Lease.

         In case this Lease shall be terminated as aforesaid, or if the premises become vacant or deserted, then, in addition to all other remedies of Landlord, Landlord may without notice terminate all services and/or re-enter the demised premises either by force or otherwise and dispossess Tenant. Landlord may, but shall not be required to, attempt to relet the demised premises or any part or parts thereof for a term which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease, and may grant concessions or free rent or make improvements or additions to the demised premises in order to facilitate a reletting of the demised premises.

26. CONFESSIONS OF JUDGMENT: For value received and in the event an Event of Default occurs hereunder, Tenant does hereby empower any attorney in the Commonwealth of

Pennsylvania to appear for Tenant and with or without declaration filed, confess judgment against Tenant and in favor of said Landlord, his heirs, devisees, executors, administrators or assigns, for the sum due by reason of said default in the payment of rent and other sums, including unpaid rent, and additional rental for the balance of the term and/or for the sum due by reason of any breach of covenant or agreement by Tenant herein, with costs of suit and attorney's commission of ten (10%) percent for collection, and forthwith issue writ or writs of execution thereon with release of all errors and without stay of execution.

         For value received and in the event an Event of Default occurs hereunder, or upon termination of the term of the Lease and the failure of Tenant to deliver possession to landlord, Tenant further, at the option of Landlord, authorizes and empowers any such attorney, either in addition to or without such judgment for the amount due according to the terms of this Lease, to appear for said Tenant and confess judgment forthwith against Tenant and in favor of Landlord in an amicable action of ejectment for the demised premises, with release of all errors and forthwith issue a writ or writs of possession for the demised premises and a writ or writs of execution for the amount of any judgment and costs, without leave of Court, and Landlord may without notice re-enter and expel Tenant from the demised premises, and also any person holding under Tenant, and in each case, this Lease or a true copy thereof shall be a sufficient warrant of any person.

         Tenant covenants and agrees that both of these confession of judgment clauses shall remain in effect subsequent to, and shall survive the termination of this Lease, for any reason whatsoever.

27. NOTICES: Any notice, request, demand, approval or consent given or required to be given under this Lease shall be in writing and shall be deemed to have been given on the day when the same shall have been mailed by United States registered or certified mail, return receipt requested, with all postal charges prepaid, addressed, if intended to Landlord to 367 Mansfield Avenue, Pittsburgh, Pennsylvania 15220, or, if intended for Tenant, to Tenant at the demised premises. Either party may, at any time, change its address for the above purposes by sending a notice to the other party stating the new address.

28. WAIVER BY LANDLORD: The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or of any other term, covenant or condition herein contained. The subsequent acceptance of rent due hereunder or any or all other monetary obligations of Tenant hereunder, whether or not denoted as rent hereunder, by Landlord shall not be deemed to be a waiver of any breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such breach at the time of acceptance of such rent.

29. WAIVER OF JURY TRIAL: The Tenant and Landlord both waive a trial by jury of any and all issues arising in any action or proceeding between the parties hereto or their successors, under or in connection with this Lease or any of its provisions.

30. REMEDIES CUMULATIVE: Mention in this Lease or institution of any particular remedy by Landlord shall not preclude Landlord from any other remedies under this Lease, or now or hereafter existing at law or in equity or by statute.

31. NEGATION OF PERSONAL LIABILITY: Notwithstanding anything to the contrary herein contained, Tenant agrees that Landlord shall have no personal liability with respect to any of the provisions of this Lease and Tenant shall look solely to the estate and property of Landlord in the Building and the land on which it is situate for the satisfaction of Tenant's remedies or claims including without limitation the collection of any judgment requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed and/or performed by Landlord.

32. COMPLETE OBLIGATIONS: This Lease contains the entire agreement between the parties hereto, and neither party has made any statement, agreement or representation, either oral or written, in connection therewith, modifying, adding or changing the terms, conditions, covenants and provisions herein set forth. No modification of this Lease shall be binding unless such modification shall be in writing and signed by the parties hereto.

33. MISCELLANEOUS: As used in this Lease and when required by the context, each number (singular or plural) includes all numbers, each gender includes all genders and the word "it" includes any appropriate pronoun as the context requires.

34. PROVISIONS BINDING: This Lease and all the terms and provisions hereof shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, administrators, executors, successors, and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease with the intention legally to be bound hereby the day and year first above written.

WITNESS:                                     LANDLORD
                                             SHERMAN INTERNATIONAL
                                             CORPORATION



__________________________________          By:___________________________(SEAL)

                                            Title:______________________________

                                             TENANT
                                             EONNET TECHNOLOGIES, INC.



__________________________________          By:___________________________(SEAL)

                                            Title:______________________________